AEGON/Transamerica Series Fund, Inc.
Dreyfus Small Cap Value

Supplement dated July 1, 2002 to Prospectus dated May 1, 2002 as supplemented May 3, 2002



The following is added to the listing "DSCV-1 Dreyfus Small Cap
Value" in the Table of Contents:

DSCV-1 Dreyfus Small Cap Value*
*(NOTE:  Closed to new investors)

The following is added to the top of page ATSF - DSCV-1
Dreyfus Small Cap Value, under the heading "Dreyfus Small Cap Value."

Please note: Effective July 1, 2002, Dreyfus Small Cap Value is closed to new investors. All Policyowners invested in Dreyfus
Small Cap Value prior to July 1, 2002 may continue to invest in the portfolio.



















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